Prestige Capital Corporation
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                     2 EXECUTIVE DRIVE FORT LEE, NEW JERSEY 07024 (201) 944-4455

                           Purchase and Sale Agreement

1. ASSIGNMENT. PRESTIGE CAPITAL CORPORATION ("Prestige") hereby buys and NORTH ATLANTIC LABORATORIES' INC.

("Seller") hereby sells, transfers and assigns all of Seller's right, title and interest in and to those specific accounts receivable owing to Seller as set forth on the assignment forms provided by Prestige (the "Assignments") together with all rights of action accrued or to accrue thereon, including without limitation, full power to collect, sue for, compromise, assign or in any other manner enforce collection thereof in Prestige's name or otherwise. (All of Seller's accounts receivable and contract rights which are presently or at any time hereafter assigned by Seller, and accepted by Prestige, are collectively referred to as the "Accounts".)

2. DISCOUNT. Prestige's purchase of the Accounts from Seller is at a discount fee of ELEVEN percent (11%) from the face value of each Account.

3. RESERVE. Upon Prestige's receipt and acceptance of each Assignment, Prestige shall pay to Seller SEVENTY--FIVE percent (75%) of the net face value of the Accounts therein described (the "Down Payment"). Prestige will hold in reserve the difference between the Purchase Price (hereinafter defined) and the Down Payment (the "Reserve") and will pay to Seller the Reserve, less any sums due Prestige hereunder, on the Friday following the week in which all Accounts set forth on the applicable Assignment have been collected in good funds, charged back and/or deemed collected by Prestige due to an account debtor's (hereinafter defined) insolvency. For purposes of this Agreement, the term "Purchase Price" shall mean the net face value of Accounts, less: Prestige's discount fee described in paragraph 2 above; returns, credits, allowances and discounts on the shortest or, at Prestige's option, on alternative terms of sale offered by Seller to account debtors; and less all other sums charged or chargeable to Seller's account.

4. REBATES. As an inducement to Seller to facilitate the prompt payment of the Accounts from Seller's customers ("account debtor"), Prestige agrees to return to Seller, a rebate of EIGHT percent (8%) if the accounts are paid to Prestige within 30 days, a rebate of SEVEN percent (7%) if the Accounts are paid to Prestige within 50 days, a rebate of SIX percent (6%) if the Accounts are paid to Prestige within 60 days, a rebate of FIVE percent (5%) if the Accounts are paid to Prestige within 70 days, a rebate of FOUR percent (4%) if the Accounts are paid to Prestige within 80 days, and a rebate of THREE percent (3%) if the Accounts are paid to Prestige within 90 days; a rebate of ONE percent (1%) if the accounts are paid to Prestige within 100 days.

5. WARRANTIES, REPRESENTATIONS AND COVENANTS. As an inducement for Prestige's entering into this Agreement and with full knowledge that the truth and accuracy of the warranties, representations and covenants in this Agreement are being relied upon by Prestige, instead of the delay of a complete credit investigation, Seller warrants, represents and covenants that:

     (a) Seller is properly licensed and authorized to operate the business of environmental testing;

     (b) Seller is the sole and absolute owner of the Accounts and has the full legal right to make said sale, assignment and transfer;

     (c) The correct amount of each Account will be set forth on the Assignments;

     (d) Each Account is an accurate and undisputed statement of indebtedness from an account debtor for a sum certain, without offset or counterclaim and which is due and payable in ninety days or less;

     (e) Each Account is an accurate statement of a bona fide sale, delivery and acceptance of merchandise or performance of service by Seller to an account debtor;

     (f) Seller does not own, control or exercise dominion in any way whatsoever, over the business of any account debtor;

     (g) All financial records, statements, books or other documents shown to Prestige by Seller at any time either before or after the signing of this Agreement are true and accurate;

     (h) Seller will not under any circumstance or in any manner whatsoever, interfere with any of Prestige's rights under this Agreement;

     (i) Seller has not and will not, at any time, permit any lien, security interest or encumbrance to be created upon any of its accounts receivable and/or its inventory without the prior written consent of Prestige;

     (j) Seller will not change or modify the terms of the Accounts with any account debtor unless Prestige first consents in writing;

     (k) Seller will notify Prestige in writing in advance of: any change in Seller's place of business; Seller having or acquiring more than one place of business; any change in Seller's chief executive office; and/or any change in the office or offices where Seller's books and records concerning accounts receivable are kept;

     (1) Seller will immediately notify Prestige of any proposed or actual change of the Seller's and/or any account debtor's identity, legal entity or corporate structure.

     (m) All invoices will state plainly on their face that the Accounts represented thereby have been sold and assigned to Prestige and are payable only and directly to Prestige; and

     (n) No Account shall be on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis;

The warranties, representations and covenants contained in this paragraph 5 shall be continuous and be deemed to be renewed each time Seller assigns Accounts to Prestige. Notwithstanding the provisions contained in paragraph 6 of this Agreement, Prestige shall have recourse against the Seller in the event that any of the warranties, representations and covenants set forth in this paragraph 5 are breached.


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6. NO RECOURSE. Prestige shall have recourse against Seller in all instances except if payments are not received due to the "Insolvency" of an account debtor within 120 days of invoice date. For purposes of the foregoing, Insolvency shall be deemed to have occurred only when: (a) a voluntary or involuntary bankruptcy proceeding for the relief of an account debtor under either Chapter 7 or Chapter 11 shall have been instituted in a United States Bankruptcy Court; (b) a receiver is appointed for the whole or any part of the property of an account debtor; (c) an account debtor's assets shall have been sold under a writ of execution or attachments, or a writ of execution shall have been returned unsatisfied; (d) an account debtor shall have absconded; or (e) an account debtor's assets shall have been sold under levy by any taxing authority or by a landlord.

7. CHARGE-BACK. In the event that any Account is not paid within 100 days of invoice date for any reason whatsoever (other than as a result of an account debtor's Insolvency), including, without limitation, any alleged defense, counterclaim, offset, dispute or other claim (real or merely asserted) whether arising from or relating to the sale of goods or rendition of services or arising from or relating to any other transaction or occurrence, then in any such event Prestige shall have the right to chargeback such Account to Seller. No chargeback shall be deemed a reassignment to Seller of the Account involved. Seller acknowledges that all amounts chargeable to Seller's account under this Agreement shall be payable by Seller on demand.

8. NOTICE OF DISPUTE. Seller must immediately notify Prestige of any disputes between any account debtor and Seller.

9. SETTLEMENT OF DISPUTE. Prestige may, at its option, settle any dispute with any account debtor Such settlement does not relieve Seller of any of its obligations under this Agreement.

10. SOLE PROPERTY. Once Prestige has purchased the Accounts, the payment from account debtors relative to the Accounts is the sole property of Prestige. Any interference by Seller with this payment will result in civil and/or criminal liability.

11. SECURITY INTEREST. As a further inducement for Prestige to enter into this Agreement, and as security for the prompt performance, observance and payment of all obligations owing by Seller to Prestige herein, Seller hereby grants to Prestige a continuing security interest in and lien upon the following (herein collectively referred to as the "Collateral"): all accounts, instruments, documents, chattel paper and general intangibles (as such terms are defined in the Uniform Commercial Code), whether now owned or hereafter created or acquired by Seller, wherever located, and all replacements and substitutions therefore, accessions thereto, and products and proceeds thereof, and all property of Seller at any time in Prestige's possession.

12. FINANCING STATEMENTS. Seller will, at its expense perform all acts and execute all documents requested by Prestige at any time to evidence, perfect, maintain and enforce Prestige's security interest and other rights in the Collateral and the priority thereof. Upon request, at any time and from time to time, Seller will execute and deliver to Prestige one or more UCC financing statements (in form and substance satisfactory to Prestige and its counsel).

13. HOLD IN TRUST. Seller will hold in trust and safekeeping, as the property of Prestige and immediately turn over to Prestige, the identical check or other form of payment received by Seller if payment on the Accounts comes into Seller's possession. Should Seller come into possession of a check comprising payments owing to both Seller and Prestige, Seller shall turn over said check to Prestige. Thereafter, Prestige will refund Seller's portion, if any, to Seller.

14. FINANCIAL RECORDS. Seller will furnish to Prestige financial statements and such other information as is, from time to time, requested by Prestige.

15. BOOK ENTRY. Seller will immediately, upon the sale of the Accounts, make the proper entry on its books and records disclosing the absolute sale of the Accounts to Prestige.

16. POWER OF ATTORNEY. In order to implement this Agreement, Seller irrevocably appoints Prestige its special attorney in fact or agent with power to:

     (a) Strike out Seller's address on any correspondence to any account debtor and put on Prestige's address;

     (b)  Receive and open all mail addressed to Seller via Prestige's address;

     (c) Endorse the name of Seller or Seller's trade name on any checks or other evidences of payment that may come into the possession of Prestige in connection with the Accounts;

     (d) In Seller's name, or otherwise, demand, sue for, collect any and all monies due in connection with the Accounts; and

     (e) Compromise, prosecute or defend any action, claim or proceeding relative to the Accounts;

The authority granted to Prestige shall remain in full force and effect until the Accounts are paid in full and the entire indebtedness of Seller to Prestige is discharged.

17. NOTIFICATION; VERIFICATION OF ACCOUNTS

     (a) Without in any way limiting the terms and provisions of paragraph 5 (m) hereinabove, Prestige may at any time and from time to time, in its sole discretion, notify any account debtor to make payment on any of Seller's open invoices to Prestige; and

     (b) Prestige, may at any time verify the Accounts utilizing an audit control company, any agent of Prestige or any other means deemed appropriate by Prestige.

18. NO ASSUMPTION. Nothing contained in this Agreement shall be deemed to impose any duty or obligation upon Prestige in favor of any account debtor and/or any other party in connection with the Accounts.

19. FUTURE ASSIGNMENTS. Seller may from time to time, at Seller's option, sell, transfer and assign different Accounts to Prestige. The future sale of any Accounts shall be subject to and governed by this Agreement and such Accounts shall be identified by separate and subsequent Assignments.

20. DISCRETION. Nothing contained in this Agreement shall be construed to impose any obligation upon Prestige to purchase Accounts from Seller. Prestige shall at its sole discretion determine which Accounts it shall purchase. Further, Prestige shall have the absolute right at any time to cease accepting any further assignments from Seller.


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21. LEGAL FEES; EXPENSES. Seller will pay on demand any and all collection expenses and reasonable attorneys' fees that Prestige incurs in the event it should become necessary for Prestige to enforce its rights under this Agreement. In addition, Seller will pay on demand all costs and expenses incurred by Prestige in connection with the preparation, execution and delivery of this Agreement and any supplement or modification thereof, and in any way relating to the transactions contemplated by this Agreement, including, without limitation, all reasonable attorneys' fees, Federal Express costs (or similar expenses), wire transfer costs, certified mail costs, facsimile transmission costs and lien search costs.

22. BINDING ON FUTURE PARTIES. This Agreement shall inure to the benefit of and is binding upon the heirs, executors, administrators, successors and assigns of the parties hereto, except that Seller may not assign or transfer any or all of its rights and obligations under this Agreement to any party without the prior written consent of Prestige.

23. WAIVER; ENTIRE AGREEMENT. No failure or delay on Prestige's part in exercising any right, power or remedy granted to Prestige herein, will constitute or operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right set forth herein. This Agreement contains the entire agreement and understanding of the parties hereto and no amendment, modification or waiver of, or consent with respect to, any provision of this Agreement, will in any event be effective unless the same is in writing and signed and delivered by Prestige.

24. NEW JERSEY LAW. This agreement shall be deemed executed in the State of New Jersey and, in all respects, shall be governed and construed in accordance with the laws of the State of New Jersey.

25. INDEMNITY. Seller shall hold Prestige harmless from and against any action or other proceeding brought by any account debtor against Prestige arising from Prestige's collecting or attempting to collect any of the Accounts.

26. TERM. This Agreement Will remain in effect until July 1, 1998 (the "Term"). Thereafter, the Term will be automatically extended for successive periods of one (1) year each unless either party provides the other with a written notice of cancellation at least sixty (60) days prior to the expiration of the initial Term or any renewal Term; provided, however, Prestige may cancel this Agreement at any time upon sixty (60) days notice to Seller. In the event of a breach by Seller of any term or provision of this Agreement or upon Seller's Insolvency or the Insolvency of any guarantor of Seller's obligations herein, Prestige shall have the right to cancel this Agreement without notice to Seller, and all of Seller's obligations to Prestige herein shall be immediately due and payable. In the event of cancellation, the provisions of this Agreement shall remain in full force and effect until all of the Accounts have been paid in full.

27. INVALID PROVISIONS. If any provision of this Agreement shall be declared illegal or contrary to law, it is agreed that such provision shall be disregarded and this Agreement shall continue in force as though said provision had not been incorporated herein.

28. EFFECTIVE. This Agreement shall become effective when it is accepted and executed by an authorized officer of Prestige.

29. JURY WAIVER. The parties hereto hereby mutually waive trial by jury in the event of any litigation with respect to any matter connected with this agreement.

Executed this       day of                        , 19

  NORTH ATLANTIC LABORATORIES, INC.

By:  /s/  THOMAS J. KLUENDER
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          THOMAS J. KLUENDER, President   Title

Accepted this       day of                        , 19

PRESTIGE CAPITAL CORPORATION

By:
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          HARVEY L. KAMINSKI, President   Title

Each of the undersigned hereby personally guarantees and shall be jointly and severally liable for any damages suffered by Prestige Capital Corporation by virtue of the breach of any warranty, representation or convenant made by Seller in paragraph 5 above. Each of the undersigned also personally waives presentment for payment, demand, protest, notice of protest, notice of dishonor and notice of every nature whatsoever.


Date:                              By /s/  MICHAEL O'REILLY
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                                           MICHAEL O'REILLY         Individually

Date:                              By
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                                                                    Individually